Note 5 - Vessels, Net	12 Months Ended
Dec. 31, 2013
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment Disclosure [Text Block]
5.	Vessels, net

The amounts in the accompanying consolidated balance sheets are as follows:

	Costs	Accumulated Depreciation	Net Book Value
Balance, January 1, 2012	326,449,124	(89,385,246)	237,063,878
- Depreciation for the year	-	(17,385,608)	(17,385,608)
- Sale of vessels	(19,318,073)	6,574,549	(12,743,524)
Balance, December 31, 2012	307,131,051	(100,196,305)	206,934,746
- Depreciation for the year	-	(19,983,772)	(19,983,772)
- Sale of vessels	(20,272,071)	11,014,234	(9,257,837)
- Purchase of vessels	5,978,062	-	5,978,062
- Impairment loss	(154,876,848)	76,669,386	(78,207,462)
Balance, December 31, 2013	137,960,194	(32,496,457)	105,463,737

In February 2012, the Company decided to dispose one of its vessels, M/V “Jonathan P”, which was sold in March 2012 for a gross price of $4,382,313. After sales commissions of 4%, which includes the 1% payable to the Manager, and other sales expenses the Company recorded a loss of $8,568,234 from the sale of the vessel. In June and July 2013, the Company sold for scrap two of its vessels, M/V Anking and M/V Irini, for a net price of $3,569,277 and $3,753,541 respectively. After sales commissions of 4%, which includes the 1% payable to the Manager, and other sales expenses, the Company recorded a loss of $3,191,678 and a gain of $1,256,659, respectively, from the sale of the two vessels. During 2013 the Company acquired one vessel. M/V Joanna was acquired in July 2013, for a purchase price plus costs required to make the vessel available for use of $5,978,062.

In the fourth quarter of 2013, management reassessed the estimated useful life of its container vessels based on the further decrease in charter rates and the decrease in the age of vessels scrapped including the container vessels the Company scraped in the second quarter of 2013. Market reports indicated that from 2000 until 2011 the scrapping age of containerships was close to thirty years while during 2012 and 2013, when charter rates and secondhand values of the containership market remain at the bottom of the market cycle, the average scrapping age of containership carriers scrapped was approximately 24 and 22 years, respectively. Based on the latter data, the Company decided to revise its estimate of the useful life to reflect mid-cycle conditions of its containerships from 30 years to 25 years.

As of December 31, 2013, the Company reviewed the carrying amount of its vessels based on the fact there were indicators of impairment at the reporting date. The review indicated that the carrying amount was not recoverable for nine of its container vessels.  Therefore, the Company recorded a non-cash impairment loss of $78.2 million or $1.72 loss per share basic and diluted, to reduce the relevant vessels carrying value to the estimated fair value, which is presented in the "Impairment loss" line in the "Operating Expenses" section of the "Consolidated Statements of Operations". The estimated fair value was based on the Company’s best estimate of the fair value of each vessel on a time charter free basis, and was supported by vessel valuations of independent shipbrokers as of December 31, 2013 (refer Note 16). The Company believes that the book values of its vessels, following the impairment charge, provide a better estimation of the current values of its vessels. This amount is presented in the "Impairment loss" line in the "Operating Expenses" section of the "Consolidated Statements of Operations".